UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

             Missouri

           000-22842

   43-1654695

(State or other jurisdiction

          (File number)

(I.R.S. Employer

of incorporation)

Identification No.)

142 East First Street, Mountain Grove, Missouri        65711

(Address of principal executive office)   (Zip code)

Registrant’s telephone number, including are code: (417) 926-5151

                                                                                                .

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition

On September 1, 2006, First Bancshares, Inc. issued its earnings release for the fourth quarter and fiscal year ending June 30, 2006.  A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2006

First Bancshares, Inc.

 /s/ James W. Duncan

President and Chief Executive Officer

(Principal Executive Officer)

/s/ Susan J. Uchtman

Susan J. Uchtman

Chief Financial Officer

(Principal Financial and Accounting Officer)

Exhibit 99.1

Press Release Dated September 1, 2006